UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

PW EAGLE, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-18050	41-1642846
(Commission File Number)	(IRS Employer
Identification No.)
1550 Valley River Drive, Eugene, Oregon 97401
(Address of Principal Executive Offices) (Zip Code)

(541) 343-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2005, PW Eagle, Inc. ("PW Eagle") entered into a merger agreement (the "Merger Agreement") with its majority-owned subsidiary, USPoly Company ("USPoly"), to acquire the approximately 27% minority interest in USPoly that PW Eagle does not already own. Under the terms of the Merger Agreement, USPoly will be merged with and into Poly Merger, LLC, a wholly-owned subsidiary of PW Eagle, and the minority USPoly security holders will receive 0.0944 shares of PW Eagle common stock and $0.85 cash for each share of USPoly they own. USPoly minority shareholders will receive an aggregate of 352,063 shares of PW Eagle common stock and $3,168,566 in the merger. USPoly option holders will receive options to purchase PW Eagle common stock based on a ratio of 0.1889 shares of PW Eagle common stock for each option to purchase one share of USPoly. The merger is subject to customary closing conditions, including approval of the merger by the USPoly shareholders, the receipt of certain lender consents and the satisfaction of obligations to outstanding warrant holders. Notice has been sent to USPoly shareholders in anticipation of a special meeting of USPoly shareholders to be held on or around October 6, 2005 to approve the merger. No approval of PW Eagle shareholders will be required. It is anticipated that the merger will close, if at all, as soon as practicable following approval by the USPoly shareholders. There can be no guarantee that the merger will be consummated.

Copies of the Merger Agreement and press release are attached hereto as Exhibits 2.1 and 99.1, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to Item 1.01 for information concerning the proposed issuance by PW Eagle of 352,063 shares of its common stock to the stockholders of USPoly pursuant to the terms and conditions of the Merger Agreement, which shares were not registered under the Securities Act of 1933, as amended. Such shares are offered and to be issued in reliance on the exemption from registration provided by Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Exhibits:

2.1 Merger Agreement dated September 30, 2005.

99.1 Press Release dated October 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PW EAGLE, INC.

Date: October 4, 2005 By /s/ Scott Long

Scott Long

Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

EXHIBIT INDEX

to

FORM 8-K

PW EAGLE, INC.

Date of Report: Commission File No.:

September 30, 2005 0-18050

Exhibit No. ITEM

2.1 Merger Agreement dated September 30, 2005

99.1 Press Release dated October 3, 2005